FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial income:
Interest	$ (2,827)	$ (3,143)	$ (3,170)
Re-measurement of derivatives	(562)	616	22
Foreign currency translation adjustments	507	(565)	(218)
Other		323
Total financial income	$ (2,882)	$ (2,769)	$ (3,366)